Exhibit 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          --------------------------

                                    FORM T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  -------------------------------------------

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                    A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                 ---------------------------------------------

                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)

NEW YORK                                                             13-5160382
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                     identification No.)

1 WALL STREET                                                             10286
NEW YORK, NEW YORK                                                   (Zip Code)
(Address of principal executive offices)

                               Michael Shepherd
                                General Counsel
                                One Wall Street
                                  15th Floor
                           New York, New York 10286
                               Tel: 212 635-6748

           (Name, address and telephone number of agent for service)

              ---------------------------------------------------
                          HOLMES FINANCING (NO.9) PLC
              (Exact name of obligor as specified in its charter)

ENGLAND AND WALES                                              (I.R.S. employer
(State or other jurisdiction                                identification No.)
of incorporation or organization)

Abbey National House,
2 Triton Square,
Regents Place,
London NW1 3AN,                                                      (Zip Code)
United Kingdom

(Address of principal executive offices)

              ---------------------------------------------------
         $1,800,000,000 SERIES 1 CLASS A FLOATING RATE NOTES DUE 2006 $2,250,000,000 SERIES 2 CLASS A FLOATING RATE NOTES DUE 2013

                      (Title of the indenture securities)
                  ------------------------------------------

                                    GENERAL

ITEM 1.  GENERAL INFORMATION.

         FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

         (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                 Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Albany, New York, 12203.

                 Federal Reserve Bank of New York, District No. 2, 33 Liberty Plaza, New York, New York, 10045

                 Federal Deposit Insurance Corporation, Washington, D.C.,
                 20429.

                 New York Clearing House Association New York, New York 10005

         (b)     WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

                 Yes.

ITEM 2.  AFFILIATIONS WITH THE OBLIGOR.

         IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

         None.





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

ITEM 16. LIST OF EXHIBITS

         LIST BELOW ALL EXHIBITS FILED AS A PART OF THIS STATEMENT OF
         ELIGIBILITY.

         EXHIBITS IDENTIFIED IN PARANTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE 'ACT') AND 17 C.F.R. 229.10(D)

         1. A copy of the Organization Certificate of the Trustee (The Bank of New York, formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No.1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibit 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637)

         2. None; Certificate of Authority being contained in the documents identified above as Exhibit 1.

         3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibit 1.

         4. A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019)

         5.     Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051)

         7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

         8.     Not applicable.

         9.     Not applicable.




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

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized in the City of London in the United Kingdom, on the 18th November 2005



                                        THE BANK OF NEW YORK

                                        By: /s/ Tim Porter




















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

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                                                                      EXHIBIT 7
                                                                     ----------

                      Consolidated Report of Condition of

                             THE BANK OF NEW YORK

                   of One Wall Street, New York, N.Y. 10286
                    And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2004, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                               Dollar Amounts In
ASSETS                                                                 Thousands
Cash and balances due from depository
 institutions:
 Noninterest-bearing balances and currency
  and coin.........................................                  $3,866,500
 Interest-bearing balances.........................                   8,455,170
Securities:
 Held-to-maturity securities.......................                   1,885,665
 Available-for-sale securities.....................                  20,781,508
Federal funds sold and securities purchased
 under agreements to resell........................
 Federal funds sold in domestic offices............                   3,730,007
 Securities purchased under agreements to
 resell............................................                     847,805
Loans and lease financing receivables:
 Loans and leases held for sale....................                           0
 Loans and leases, net of unearned
  income...........................................                  36,195,743
 LESS: Allowance for loan and
  lease losses.....................................                     587,611
 Loans and leases, net of unearned
  income and allowance.............................                  35,608,132
Trading Assets.....................................                   4,174,521
Premises and fixed assets (including
 capitalized leases)...............................                     949,424
Other real estate owned............................                         754
Investments in unconsolidated subsidiaries
 and associated companies..........................                     268,366
Customers' liability to this bank on
acceptances outstanding............................                      52,800
Intangible assets..................................
  Goodwill.........................................                   2,746,404
  Other intangible assets..........................                     758,137
Other assets.......................................                   8,013,234
                                                                  -------------
Total assets.......................................                 $92,138,427
                                                                  =============

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

LIABILITIES
Deposits:
 In domestic offices...............................                 $41,480,131
 Noninterest-bearing...............................                  16,898,525
 Interest-bearing..................................                  24,581,606
 In foreign offices, Edge and Agreement
  subsidiaries, and IBFs...........................                  24,028,722
 Noninterest-bearing...............................                     576,431
 Interest-bearing.................................                   23,452,291
Federal funds purchased and securities sold
  under agreements to repurchase..................
 Federal funds purchased in domestic
   offices.........................................                   1,040,432
 Securities sold under agreements to
   repurchase......................................                     491,007
Trading liabilities................................                   2,724,930
Other borrowed money:
 (includes mortgage indebtedness and
 obligations under capitalized leases).............                   4,780,573
Not applicable
Bank's liability on acceptances executed and
 outstanding.......................................                      54,517
Subordinated notes and debentures..................                   2,390,000
Other liabilities..................................                   6,901,014
                                                                  -------------
Total liabilities..................................                 $83,891,326
                                                                  =============
Minority interest in consolidated
 subsidiaries......................................                     140,499

EQUITY CAPITAL

Perpetual preferred stock and related
 surplus...........................................                           0
Common stock.......................................                   1,135,284
Surplus (exclude all surplus related to
 preferred stock)..................................                   2,087,221
Retained earnings..................................                   4,892,420
Accumulated other comprehensive income.............                      -8,323
Other equity capital components....................                           0
-------------------------------------------------------------------------------
Total equity capital...............................                   8,106,602
                                                                  -------------
Total liabilities, minority interest, and equity
  capital..........................................                 $92,138,427
                                                                  =============

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

         I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                                              Thomas J. Mastro,
                                          Senior Vice President and Comptroller

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

Thomas A. Renyi             ]
Gerald L. Hassell           ]           Directors
Alan R. Griffith            ]



















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